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                                                                   Exhibit 10.36
                          COMMERCIAL LEASE AGREEMENT
                          --------------------------

     THIS LEASE AGREEMENT (the "Lease"), made and entered into as of the 4th day of December, 1992, by and between JOHN P. MILLER, an individual presently residing in Baton Rouge, Louisiana ("Lessor"), and B&M PRINTING COMPANY, a Tennessee corporation doing business in Shelby County, Tennessee ("Lessee").

                              W I T N E S S E T H:

     Lessor, for and in consideration of Lessee's payment of the Rent and the performance of the covenants herein contained, does by these presents lease and demise unto Lessee, the following described property located in the City of Memphis, Shelby County, Tennessee, to wit:

          Real Property and improvements municipally known as 2500 Lamar Avenue, Memphis, Tennessee 38114 (the "Premises").

     1.   BUSINESS PURPOSES. The business to be conducted on the Premises shall
          -----------------
be to purchase, sell and install insulation materials and related goods and services.

     2.   TERM.  The term of this Lease shall be ten (10) years, commencing on
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December 4, 1992, and ending on November 30, 2002 (the "Term"), unless sooner terminated as herein provided.

     Should the Lessee hold over and remain in possession of the Premises after the expiration of the Term of this Lease without the Lessor's consent, it shall not be deemed or construed to be a renewal or extension of this Lease, but shall only operate to created a month-to-month tenancy which may be terminated by the Lessor at the end of any month upon thirty (30) days prior written notice to the Lessee.

     3.   RENT.  Lessee shall pay Lessor rent for the Premises as follows:
          ----

          A. During the Term of the Lease, Lessee shall pay to the Lessor basic rent in lawful money of the United States, in equal monthly installments of Eleven Thousand Six Hundred Sixty-Six Dollars and Sixty Seven Cents($11,666.67) in advance, on the first day of each month. If the first day of the Term is other than the beginning of a calendar month, the basic rent for the first month shall be prorated.
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          B.   All Rent shall be payable at Lessor's place of business or at such other place as Lessor may designate in writing.

          C. As additional rent, it is the intention of the Lessor and the Lessee that the rent herein specified shall be net to the Lessor in each year during the Term of this Lease, that all costs, expenses, taxes, charges and obligations of every kind relating to the Premises, including, but not limited to the costs of maintaining and repairing the Premises, which may arise or become due during the Term of this Lease shall be paid by the Lessee, and that the Lessor shall be indemnified by the Lessee against such costs, taxes, expenses, charges and other obligations.

          D. All taxes, charges, costs, expenses and other obligations which the Lessee is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the Lessee's failure to pay such amounts when due, and all damages, costs, and expenses which the Lessor may incur by reason of any default of the Lessee or failure on the Lessee's part to comply with the terms of this Lease, shall be deemed to be additional rent, and in the event of nonpayment by the Lessee, the Lessor shall have all the rights and remedies with respect thereto as the Lessor has for the nonpayment of the basic rent.

     4.   INCREASE IN REAL PROPERTY TAXES. The Lessee shall pay during the Term
          -------------------------------
of this Lease all taxes assessed and levied against the Premises, when due and payable, and prior to the time any such tax shall become delinquent, and shall provide Lessor with evidence of such payment. The Lessee shall also pay any special assessment imposed upon such property for any purpose whatsoever during such Term.

     5.   REPAIR AND MAINTENANCE. The Lessee shall, at its own expense, make all
          ----------------------
necessary repairs and replacements to the Premises and to the pipes, heating system, plumbing system, window glass, fixtures, and all other appliances and appurtenances belonging thereto, all equipment used in connection with the Premises, and the sidewalks, curbs, adjoining or appurtenant to the leased property. Such repairs and replacements, interior and exterior, ordinary as well as extraordinary, structural as well as nonstructural, shall be made promptly, as and when necessary. All repairs and replacements shall be in quality and class at least equal to the original work in the condition as of the date of this Lease. On the fault of the Lessee in making such repairs or replacements, the Lessor may, but shall not be required to, make such repairs and replacements for the Lessee's account, and the expense thereof shall constitute and be collectable as additional rent.

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     6.   LAWFUL USES. The Lessee agrees that neither the within Premises nor
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any part thereof shall be used for any purpose in violation of the law of the
United States, of the State of Tennessee, nor of the ordinances and the laws of the City of Memphis or the County of Shelby, and agrees to hold the Lessor harmless from any violation of said laws and ordinances.

     7.   WASTE AND NUISANCES. The Lessee agrees not to commit nor to permit to
          -------------------
be committed any waste whatever and that it will allow no nuisance to exist on said Premises and will, when required by the property authorities, abate all nuisances at its own expense.

     8.   INSURANCE. Throughout the Term of this Lease, the Lessee shall
          ---------
maintain insurance coverage on the Premises, including fire and windstorm insurance in such amounts as now maintained by the Lessor. In the event the rate of the insurance on the said Premises is increased for any reason, the Lessee shall pay the increased cost of the insurance at the time the bill is presented to it for same.

     9.   DESTRUCTION BY FIRE.  Should the buildings upon the within Premises be
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totally destroyed by fire or other cause or so damaged that the restoration or repair of same cannot be completed within one hundred twenty (120) days from the date of the happening of any such casualty, this Lease shall terminate, and the Lessee shall be allowed an abatement of rent from the date of such damage or destruction, and shall be relieved of the liability for the payment of any rent installments falling due thereafter, and in the event notes are given for said installments, said notes shall be delivered to the Lessee; however, if the damage is such that rebuilding or repairs can be completed within ninety (90) days, the Lessor agrees to rebuild and to make such repairs with reasonable promptness and dispatch, and to allow the Lessee an abatement in the rent for such time as the building is untenable, and as soon as the building is restored and repairs completed, the Lessee agrees to take possession of the same and to resume the payment of the rent upon the same terms and conditions set forth for the unexpired Term of this Lease.

     10.  LESSOR HELD HARMLESS. The Lessee covenants that it will hold harmless
          --------------------
Lessor for all liability for loss or damages to persons, property, or things, both real or asserted, accruing from any cause or causes in or connected with or about the within Premises, or on the sidewalk area adjacent thereunto, during the Term of this Lease.

     11.  RIGHT OF ENTRY AND OBLIGATION TO MAKE REPAIRS. The Lessor reserves the
          ---------------------------------------------
right during the Term of this Lease to enter the said premises at reasonable hours to show the same to other persons who may be interested in renting or buying the property, and for the purpose of inspecting the premises and to make such repairs, additions, or improvements as the Lessor may deemed necessary for the protection and preservation of the said building and Premises; but the Lessor is not bound to make any repairs whatever except as hereinafter stated, nor to be held liable for any damage in consequence of leaks, nor for the

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stoppage of water, sewer, gas or drain pipes by reason of freezing or any other cause or obstructions, nor for any other defects about the building and premises, the Lessee having examined the same and being satisfied therewith, but should such leaks, obstructions, freezings, stoppages, or other defects about the building and Premises occur during the Term of this Lease, or while the Lessee is occupying the premises, then the Lessee shall remedy the same promptly at the Lessee's expense, unless the Lessor by written instrument undertakes to do the same promptly. The Lessee shall maintain the Premises in good order and repair, both inside and outside.

  In the event that the Lessee shall fail to make repairs as aforesaid, the Lessor reserves the right to enter said Premises at any time and make such repairs at the expenses of the Lessee, which expenses shall be considered additional rent. The Lessor further reserves the right at any time within three
(3) months prior to the expiration of this Lease to affix to any part of the within Premises and leased building a notice for rent of sale of the same and may keep the said notice so affixed without hindrance or molestation by the Lessee.

     12.  IMPROVEMENTS BY LESSEE. All improvements, additions, and repairs made
          ----------------------
to the Premises and building during the Term of this Lease shall, at the expiration of the same, become the property of the Lessor, or its assigns, without cost to it; it is agreed, however, that all trade fixtures installed by the Lessee or its assigns for the business conducted by it shall remain the property of the Lessee, and that such trade fixtures may be removed during the Term of this Lease or at its expiration, provided any damage caused by such removal shall be required by the Lessee at its own expense and the Premises left in good conditions.

     13.  DELIVERY AT END OF LEASE.  The Lessee agrees to deliver to the said
          ------------------------
Lessor, assigns, or legal representatives the within leased Premises at the expiration of this Lease in the same good order and condition as they were when received and to make good all damages to said Premises, except the usual wear and proper use of the same, and also to remain liable for the rent until all of the Premises with keys to the same, are returned to the Lessor, its legal representative, or assigns, in like good order, and no demand or notice of such delivery shall be necessary.

     14.  PROOF OF PAYMENT. No set-off in the payment of the rent herein
          ----------------
reserved shall be allowed unless signed by the Lessor, its legal representative or assigns, and the proof of the payment of the rent shall be on the Lessee in all controversies.

     15.  LIEN ON LEASEHOLD, ETC. A first lien is hereby expressly reserved by
          ----------------------
the Lessor and granted by the Lessee upon the terms of this Lease and upon all interest of the Lessee in this leasehold, and upon all buildings, improvements, water fixtures, gas fixtures, and all other fixtures (fixtures are any fixtures that cannot be removed

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without material damage to building or surrounding area) erected or put into place or that may be erected or put into place upon the Premises by or through the Lessee or other occupants, which are or may be put upon the Premises by or through the Lessee or other occupants for the payment of rent and also for the satisfaction of any causes of action which may accrue to the Lessor by the provision of this instrument; provided, however that its lien shall not apply to goods, wares and merchandise held by the Lessee for sale to customers in the ordinary course of business, nor to stock in trade, nor equipment.

     16.  COLLECTION COSTS.  The Lessee agrees to pay all costs of collection,
          ----------------
including reasonable attorney fees if all or any part of the rent reserved herein is collected after maturity with the aid or any attorney; also to pay reasonable attorney fees in the event it becomes necessary for the Lessor to employ an attorney to force the Lessee to comply with any of the obligations, conditions, or requirements imposed by this Lease.

     17.  INSOLVENCY, ETC. OF LESSEE AND PROHIBITION OF ASSIGNMENT AND
          ------------------------------------------------------------
SUBLETTING . It is further agreed and made part of this contract that if the
----------
said Lessee becomes a bankrupt, either voluntarily or involuntarily, or makes or causes to be made a partial or general assignment of its business, goods, wares, or merchandise for the benefit of a creditor or creditors, or if by operation of law or any legal process this Lease be transferred, assigned, or sold, or the whole or any part of the Premises be sublet without the written consent of the Lessor, this Lease may, at the option of the Lessor, be declared null and void.

     18.  WAIVER OF BREACH. The waiver by the Lessor of any breach of any
          ----------------
covenant or covenants of this Lease shall be limited to the particular instance, and shall not operate nor be deemed to waive any future breaches of the same covenant or covenants nor of any other covenant or covenants.

     19.  DEFAULT OF RENT, ETC. These presents are on the expressed condition
          --------------------
that if the Lessee shall fail or neglect to pay when due any of the rent herein reserved or fail or neglect to observe any of the covenants, agreements, or requirements herein contained which are to be observed and performed by the Lessee, then, and in any and all of said events, or for violations of any one or more of said covenants, requirements, or agreements on the part of the Lessee, this Lease may, at the option of the Lessor, be declared null and void and forfeited, and the Lessor may, after written notice, lawfully enter into and upon the said building and Premises, or any part thereof, in the name of the whole, and repossess and have the same as of its former estate and expel the Lessee or its assigns and any and all persons who may be in possession of the same. Lessor shall be entitled to receive from the Lessee the difference in rental, if any, between the rental herein reserved for the unexpired portion of the Term and any lesser amount which Lessor, in the exercise of reasonable diligence, is able to procure for the unexpired portion of the Term, each monthly difference being a separate cause of action. This right so reserved by the

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Lessor, and granted by the Lessee, constitutes an essential part of the consideration for the Lessor's agreement to lease the said Premises to the said Lessee, and the said reserved right may be exercised in any of the contingencies above set forth, that is to say, for the violation and nonobservance of any of the undertakings to be kept, observed, or performed by the Lessee, its successors or assigns.

     20.  RIGHT TO TERMINATE.  It is further agreed that in the event the Lessor
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terminates this Lease for any reason herein set forth that the said termination shall not relieve the Lessee of any liability to the Lessor for failure to fulfill, perform, or observe the obligations, agreements, and covenants imposed on the said Lessee by this contract, and that the said Lessor shall at any time after the termination of this Lease have the right of action against the said Lessee, its successors, or assigns for any breach of this contract.

     21.  COVENANTS RUN TO HEIRS, ETC.  It is agreed by the parties to this
          ---------------------------
contract that all covenants, agreements, and undertakings contained in this Lease shall extend to and be binding on their respective heirs, executors, administrators, successors, and assigns of the respective parties hereto the same as if they were in every case named and expressed; also that the terms "Lessor" and "Lessee" shall be construed in the singular or plural number according as they respectively represent one or more than one person, and, in the event the Lessor or Lessee is a corporation, the pronouns and other words referring to the Lessor or Lessee herein shall be considered as changed to the proper pronouns or words to indicate the Lessor or Lessee is a corporation.

     22.  ASSIGNMENTS.  The Lessee agrees that it will not sell nor assign this
          -----------
Lease or sublease the said Premises or any part of the same or in any manner transfer this Lease of leasehold without the written consent of the Lessor or its legal representative.

     23.  RENEWAL.  No renewal or extension of this Lease shall be binding on
          -------
either party unless it be in writing and signed by the Lessor and the Lessee.

     24.  WATER, GAS, TELEPHONE AND ELECTRICITY RATES.  Lessee agrees to pay all
          -------------------------------------------
water, gas, telephone and electricity charges, for water, gas, telephone services and electricity used on said Premises during the Term of this Lease.

     25.  ALL CONDITIONS CONTAINED HEREIN.  This Lease contains all of the
          -------------------------------
agreements and conditions made between the parties hereto, and no representations or statements claimed to have been made and not herein contained shall vary or modify this Lease Agreement in any way.

     26.  SUPERSEDES PRIOR AGREEMENTS. This Lease supersedes all prior
          ---------------------------
agreements between the parties regarding the leasing of the Premises.

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

     IN TESTIMONY WHEREOF, the said Lessor and Lessee hereunto set their hands or have caused this Lease to be executed by their duly authorized officers.


                              LESSOR:


                              /s/ John P. Miller
                              ------------------
                              JOHN P. MILLER


                              LESSEE:

                              B&M PRINTING COMPANY

                              By: /s/ Lawrence B. Lee
                                  -------------------
                              Its: Secretary


STATE OF Georgia
COUNTY OF Cobb

     Personally appeared before me, Laura C. Smith, Notary Public of the state and county aforesaid, John P. Miller, with whom I am personally acquainted, and who acknowledged that _he executed the within instrument for the purposes therein contained.

     WITNESS my hand, at office, this 10th day of December, 1992.


                              /s/ Laura C. Smith
                              ------------------
                              Notary Public

My commission expires:

Notary Public, Cobb County, Georgia
My Commission Expires Aug. 15, 1995

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

STATE OF Georgia
COUNTY OF Cobb

     Personally appeared before me, Laura C. Smith, Notary Public of the state and county aforesaid, Lawrence B. Lee, with whom I am personally acquainted, and who acknowledged that _he executed the within instrument for the purposes therein contained, and who further acknowledged that _he is the Secretary of the maker or a constituent of the maker and is authorized by the maker or by its constituent, the constituent being authorized by the maker, to execute this instrument on behalf of the maker.

     WITNESS my hand, at office, this 10th day of December, 1992.


                              /s/ Laura C. Smith
                              ------------------
                              Notary Public

My commission expires:

Notary Public, Cobb County, Georgia
My Commission Expires Aug. 15, 1995

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